Serial No: ____

Labor Contract

Party A: Pansoft (Jinan) Company Ltd.

Party B:______________

Signature date: ________________

Instructions

I This contract takes effect when the company signs labor contract with employees.

II Prior to signing the contract, for parts to be agreed through consultation, fill it in corresponding blank after agreement through consultation

III For clauses to be supplemented through consultation of both parties, write it down in Clause 26 of this contract. When pages in this contract are inadequate, please attach additional pages.

IV Listed attachment in Clause 28 of this contract should be signed with additional pages

V This contract should be signed with pen or signature pen, clear in writing, concise and accurate in content, without modification.

VI Prior to signing the contract, both parties should be clearly aware of contents in this contract. Once signed, this contract should be strictly abided by.

VII Party B should sign this contract in person, and other people should not do this instead of Party B; legal representative of Party A or its entrusted agent sign this contract with seal (seal). Party A can't keep the copy of the contract belonging to Party B.

Party A and Party B are willing to sign this contract on equal status through consultation in accordance with *PRC Labor Law* and *PRC Labor Contract Law* and relevant laws and regulations. Both parties should strictly abide by terms of this contract.

I Basic Status of Both Parties

Clause 1 Party A Pansoft (Jinan) Company Ltd.

Legal representative: Wang Hu

Registration address: Qilu Software Park Building, High& New Tech Area, Jinan

Operation Address: Floor 3, Qilu Software Park Building, High& New Tech Area, Jinan, Shandong.

Clause 2 Party B__________Gender__

Certificate type A .ID; B. Passport; C.

Certificate No.______________

Starting work in Party A__year__month__day

Family address_________________________Post code_____

Work address______________________Post code___

Hukou_______Province(city)____district(county)___street(township)

II Obligations of Both Parties

Clause 3 Obligations of Party A

(1) Observe law, regulation and policy of Jinan, Shandong and China; safeguard legal rights and interest of Party B;

(2) Pay adequate timely social insurance for Party B

(3) Pay Party B's salary on time; can't deduct or delay salary without reason;

(4) Provide Party B with sanitary working condition and necessary protection facilities in conformity with national stipulation.

(5) Provide special protection to female workers and workers under age according to law;

(6) Support lawful social activities of Party B according to law;

(7) Ensure lawful holidays of Party B in conformity with national stipulation;

(8) With regard to Party B's death caused by work or not by work, Party B should provide funeral expenses, relief expenses and so on in line with national stipulation;

(9) Treat Party B's work-related injuries or career diseases in line with national regulations.

Clause 4 Obligation of Party B

(1) Observe law, regulation and policy of Jinan, Shandong and China; safeguard legal rights and interest of Party A;

(2) Observe rules of Party A not in conflict with laws and regulations; obey guidance, education and work arrangement of Party A;

(3) Seriously perform duty and strictly abide by safety operation procedures; finish production (work) quantity and quality index(requirements) stipulated by Party A;

(4) Willing to entrust Party A to deduct and pay social insurance payable by Party A

III Type and Time Period of Labor Contract

Clause 5 Time period of this contract is applicable for:

A. Finite time period: takes effect from__year__month__day and terminate to__year__month__day, __month after taking effect is taken as probationary period.

B. Infinite period. Take effect from __year__month__day and terminate till conditions for terminating contract occurs stipulated in *PRC Labor Contract Law*, __month after taking effect is taken as probationary period.

C. Take completing certain amount of work as time period, take effect from __year__month__day and till__________work to be done, __month after taking effect is taken as probationary period.

IV Work Content and Address

Clause 6 Party B is willing to be appointed in________department of Party A, engaged in______post.

Clause 7 In line with business characteristics of Party A, work place of Party B

is A Jinan; B. Beijing. Party B may change work place through consultation of both parties.

V Timetable and Holiday

Clause 8 Party A arranges Party B to implement Standard work time system

Standard work time system means that Party B's daily work time should not exceed 8 hours and weekly work time not exceed 40 hours. Rest time of each week is Saturday and Sunday.

When Party A arranges Party B to implement comprehensive work time calculation or irregular work time system, it should acquire administrative approval for special work time system from Labor Administration Department.

Clause 9 Holiday system for Party B arranged by Party A includes legal national holidays, paid holiday, relative-visiting holiday, sick leave, marriage leave, funeral leave, birth leave and female worker protection holiday.

VI Payment

Clause 10 11 of each month (postpone to the following if not working day), Party A pays the preceding monthly salary to Party B by cash or through bank, monthly salary of Party B should not be less than ____ RMB.

During internship, monthly salary of Party B is RMB___

Other agreements on salary by both Parties: Party A will carry out floating adjustment on the agreed minimum monthly salary in line with Party B's post, work volume, contribution, skill and all-round quality and with reference to its management and examination system.

Clause 11 Work suspense not caused by Party B:

- Party A pays Party B normal salary within the payment circle;
- When exceeding one payment circle, Party A arranges Party B to work, the newly-agreed RMB 800 Yuan/month will be adopted, not lower that minimum local salary standard; when Party A doesn't arrange Party B to work and Party B doesn't work in other place, 70% of minimum local salary will be paid to Party B as basic living expenses. If otherwise stipulated by

Shandong Province and the State, act according to regulation.

Clause 12 If Party A arranges Party B for overwork, Party A should pay Party B overwork salary in line with relevant regulations of Shandong and the State.

VII Social Insurance and Other Welfare Treatment

Clause 13 Party A and Party B join in social insurance in accordance with regulations in Jinan, Shandong and China. Party A deals with social insurance procedures for Party B and bears corresponding social insurance obligations

Clause 14 Medical treatments of Party B's illness or non-work injuries and sick leave salary should be paid in line with relevant regulations in Jinan, Shandong and China.

Clause 15 Party B's career illness or work-related injuries should be paid in line with relevant regulations in Jinan, Shandong and China.

Clause 16 Party A provides the following benefits for Party B:

1. Complementary medical insurance

2. Health check once every year

3. Provides single room in line with actual work conditions

4. Bear file maintenance fees in line with charging standard of Jinan Personnel File management

____

____

VIII Labor Protection, Work Condition and Securities

Clause 17 In line with post condition and with reference to relevant State work safety and sanitation regulations, Party A should equip Party B with necessary protection measures and facilities.

Clause18 Party A should establish safety production system in line with relevant laws and regulations; Party B should strictly abide by such system, forbid rule-disobeying work, avoid work accidents and reduce career damage.

Clause19 Party A should establish and perfect career disease prevention system, strengthen its management and improve the treatment technology.

IX Continuation, Suspense and Termination of Labor Contract

Clause 20 Party A and Party B should suspend, terminate and continue labor contract in accordance with *PRC Labor Contract* and relevant regulations of Jinan, Shandong and China.

Clause 21 When Party A suspends or terminates labor contract, it should issue corresponding proof for Party B and deal with file and social insurance transference procedure for Party B within 15 days, at the same time, Party B should coordinates Party A to transact these procedure.

Clause 22 Party B should transfer work in line with both parties' agreement. When Party A has to pay economic compensation, such compensation should be paid during work transference.

X Economic Indemnification and Compensation

Clause 23 Party A should afford economic indemnification and compensation in accordance with *PRC Labor Law* and *PRC Labor Contract Law* and relevant regulations of Jinan, Shandong and China.

Clause 24 When Party B signs labor contract with Party A by cheating such as providing falsified identification, academic certification, work experience or hiding the fact that the labor contract with original unit has not been terminated, such contract is deemed invalid; corresponding economic losses on Party A is at Party B's account.

Clause 25 When Party B terminates labor contract by breaching regulations or agreement in this contract and Party A has suffered economic losses, Party B should pay Party A the following losses;

1. Special training fees that Party A has afforded for Party B, compensation should be paid in line with agreed standard/amount in *Training Protocol* (separate signature is needed);

2. With regard to breaching confidential agreement, compensation should be paid in line with agreed standard/amount in *Confidential Agreement* (separate signature is needed);

3. With regard to breaching *Competition Forbidding Regulation* after terminating or suspending Labor Contract, compensation should be paid in line with agreed standard/amount in *Competition Forbidding Regulation* (separate signature is needed);

4. Due to Party B, direct economic losses imposed on Party's production, operation and work;

5. Other compensations at Party B's account stipulated in Party A's regulations

XI Other Contents Agreed by Both Parties

Clause 26 Supplemented contents agreed by Party A and Party B:

____

____

____

____

XII Labor Disputes and Others

Clause 27 With regard to disputes over the contract, the Party in question may apply for arbitration in Dispute Arbitration Committee of Party A; when the agreement can't be reached, the Party in question may apply for arbitration in Dispute Arbitration Committee with Jurisdiction no less than 60 days of disputes; when the settlement is not convincing, the party in question may file proceeding to People's court.

The party in question may directly apply for arbitration in Dispute Arbitration Committee with Jurisdiction no less than 60 days of disputes;

Clause 28 attachments of this contract agreed at present or in future:

1. Labor Contract Continuation Book

2. Labor Contract Change Book

3. Training Protocol

4. Confidential Agreement

5. Competition Forbidding Agreement

____

These attachments bear the same legal effect as this contract.

Clause 29 Unmentioned items or items that will run in conflict with relevant regulations of Jinan, Shandong and China, relevant regulations should be abided by.

Clause 30 This contract has two copies. Each Party keeps one, bearing the same legal effect.

Party A	Party B
Legal representative or entrusted agent (Seal or signature) (Unit seal)	(Signature)